Exhibit 99.1

EEI Financial Conference

Gerry Anderson - Chairman, President and CEO

Dave Meador - Executive Vice President and CFO

November 7 - 8, 2011

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; changes in the economic and financial viability of suppliers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of unconventional gas resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and risks discussed in public filings with the SEC. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and Detroit Edison’s 2010 Forms 10-K and 2011 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as “probable reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2010 Form 10-K and 2011 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330.

Overview

Utility Growth

Non - Utility Growth

Financial Outlook

Investment Thesis

DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

– Utility growth plan driven by mandated investments

– Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns

– Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability

– Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography

5%-6% Average Annual EPS Growth

Attractive Dividend

4

DTE Energy is an Integrated Energy Company

Strong, Stable and Growing Utilities

~80% of DTE Energy’s 2010 Earnings

Detroit Edison

• Electric generation and distribution

• 2.1 million customers

• Fully regulated by Michigan Public Service Commission (MPSC)

MichCon

• Natural gas distribution

• 1.2 million customers

• Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy’s 2010 Earnings

Gas Storage & Pipelines

Power & Industrial Projects

Unconventional Gas Production

Energy Trading

Growth and Value Creation

Targeting 5% - 6% Long-Term Operating EPS Growth

DTE Energy Operating Earnings Per Share*

$2.89

$3.60**

Early Outlook

$3.75**

2008A 2009A 2010A 2011E 2012E 2013E 2014E 2015E

CAGR = ~7%

* Reconciliation to GAAP reported earnings included in the appendix

** Midpoint of range

Dividend is Well Supported

Dividend Yield (as of October 2011)

4.6%

6% 5% 4% 3% 2% 1% 0%

TEG VVC AEP WR PGN

TE PNW SCG DTE

SO DPL PCG

NI LNT

ED CMS GXP XEL CNP NST NVE WEC

NU

DTE Energy Annualized Dividend

$2.35 $2.24 $2.12

5.3% CAGR

2009 2010 2011

Payout ratio in-line with 60% - 70% target

Future increases supported by targeted 5% - 6% EPS growth

7

Constructive Regulatory Environment

2008 Legislation Supports Utility Investment

File & Use Rates with 6 month self-implementation Final order in 12 months Forward-looking test year Electric Choice cap Renewable Portfolio Standard / Energy Optimization with fixed surcharge Certificate of Need for large capital projects

Recent 2011 Detroit Edison Rate Order

$175 million rate increase Full recovery/return on projected capital investments

10.5% authorized ROE

Modified revenue decoupling Choice fully recovered in base rates

Economics support DTE Energy’s 2012 Early Outlook

We remain focused on continuous improvement and customer satisfaction to support our constructive regulation

Continuous Improvement Efforts Offsetting Inflation and Other Costs

Utility Operations and Maintenance Expense*

($ millions)

Inflation-adjusted O&M expense

$1,635

$1,550 ~$1,575**

~$1,900

Target

$1,550

~$350

2005 2006 2007 2008 2009 2010 2011E 2012E

Utility O&M reduction of $60 million since 2005

*Excludes bad debt expense, energy efficiency and renewable energy

**Includes $25 million of higher storm costs vs. 2010

Continuous Improvement Initiatives Driving Customer Satisfaction

MichCon Customer Complaints to the MPSC

578

150

2008 2009 2010 2011 Target

J.D. Power and Associates

2007 Gas Utility Residential Customer Satisfaction Study

High

Ranking

Low

MichCon

J.D. Power and Associates

2011 Gas Utility Residential Customer Satisfaction Study

High

Ranking

Low

MichCon

Key Initiatives

Implemented 4 hour appointment blocks for service calls (97% on-time)

Focus on reducing errors in customer orders

Increased outreach to assist low-income customers

Targeting 250,000 customer callbacks in 2011

Overview

Utility Growth

Non - Utility Growth

Financial Outlook

Detroit Edison

Investment Profile, 2011 – 2016

Near term growth driven by mandated renewable energy and environmental investments Potential longer term investments in additional environmental or new generation

(millions)

~$850

~$1,300

~$1,300

~$1,400

~$1,500

~$1,250

~$1,250

620 650 550 580 531 520

2007-2010 2011E 2012E 2013E 2014E 2015E 2016E Average

Rate

$10.4B

Base

$14.2B

2012 – 2016

New Environmental/

Generation ~$550

Other Projects* ~$600

Renewables / EE ~$900

Environmental ~$1,300

Base ~$3,350

Depreciation

* Includes AMI, Ludington expansion and other investments

Detroit Edison

Strategic Options for EGU MACT*

Dry Sorbent Injection (DSI)

Testing of DSI is ongoing; expect to complete by year-end 2011

Flue Gas Desulfurization (FGD)

If DSI is not effective/economical, FGD may be economical at larger units Retire unit if control technology is uneconomical

Reduced Emissions Fuel (REF)

Reduces Mercury and NOx

Expect to have facilities at 3 Detroit Edison plants

Belle River Power Plant

*Electric Generating Unit Maximum Achievable Control Technology

Detroit Edison

Coal Fleet Assessment

Assessment* of Detroit Edison Coal-Fired Capacity MW

1,000 MW (14%)

313 MW (4%)

3,095 MW (43%)

Monroe

1,500 MW (21%)

1,260 MW (18%)

Belle River

*Based on preliminary testing

Monroe - largest plant comprising ~40% of the coal fleet - is deploying FGDs and SCRs

Belle River (18% of capacity) - may deploy either FGDs or DSI

Additional 21% of capacity – based on early testing DSI appears to work; retirement unlikely

Future viability of 14% of our fleet is highly dependent on success with DSI

– Potential for combined cycle gas turbine generation to backfill possible retirements

– Retirements beginning as early as 2015 4% of fleet will be retired

Detroit Edison

Renewable Energy Portfolio

17 MW Biomass

26 MW Wind

120 MW Wind

Gratiot Wind Energy

212 MW Wind

~$250M Capital Investment On-Line Late 2011/Early 2012

(102 MW Owned/110 MW Contracted)

Detroit Edison Owned

Contracted

Thumb Wind Farms

~110 MW Wind

~$250M Capital Investment

On-Line 2012 / 2013

6 MW Landfill Gas

SolarCurrents Pilot:

7 MW Contracted

Projected Operating Earnings*

(millions, after-tax)

~$55

$30 - $35

$10 - $15

2011E 2012E 2013E 2014E 2015E 2016E

* Reconciliation to GAAP reported earnings included in the appendix

MichCon

Investment Profile, 2011 – 2016

Growth driven by investments in cast iron main renewal and meter move out program

(millions)

~$180

~$215

~$210

~$210

~$210

~$195

99 102 105

91 95 88

2011E 2012E 2013E 2014E 2015E 2016E

Rate $2.5B Base

$3.0B

2012 – 2016

Meter Move Out ~$115

Main Renewal ~$250

Base ~$675

Depreciation

MichCon

Main Renewal Program

Program Overview

10-year Main Replacement 670 miles

Capital Investment ~$500 million

Projected Impact on Leaks

Number of Leaks

50% Reduction

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Benefits

Improved safety and reliability

Accelerated replacement and retirement of poor performing mains

Reduction in operating costs through lower leak repair costs and lost gas

Fewer customer reported leaks, improving overall customer satisfaction

Overview

Utility Growth

Non - Utility Growth

Financial Outlook

Gas Storage and Pipeline Operating Earnings*

Growth projects provide earnings potential of $100 million by 2016

($millions)

~$100

~$75

$53 $55

2011E 2012E 2013E 2014E 2015E 2016E

Bluestone base

Millennium expansions

Existing asset base

* Reconciliation to GAAP reported earnings included in the appendix

• Bluestone expansions (laterals and gathering)

• Additional millennium expansions and laterals

• Other Marcellus midstream development or partnering opportunities

Gas Storage and Pipeline

Strong Growth Potential in the Marcellus Shale

Bluestone

180K Acres Within

5 Miles of Bluestone

Southwestern Acreage

Bluestone Growth Opportunities

Initial investment (~$280 million) will serve Southwestern Energy production

Anticipated in-service beginning Q2 2012 Significant expansion opportunities Potential to expand Bluestone north into NY Looking for additional “Bluestone-like” opportunities

Millennium Mainline Expansions

Expect first two expansions to be on-line late 2012 and 2013

– Expands capacity by ~50% to 0.8 Bcf/d Can be economically expanded to 1.5 Bcf/d

Power & Industrial Projects Operating Earnings*

Earnings potential of $125 million by 2016

($millions)

~$125

$45 - $55

$30 - $40

2011E 2012E 2013E 2014E 2015E 2016E

2016 Target

New Project

~$25

Development

Renewable

~$35

Energy

Reduced

~$60

Emissions Fuel

Industrial Energy

~$75

Services

Corporate allocations, ~($70) interest and overheads

*Reconciliation to GAAP reported earnings included in the appendix

Power & Industrial Projects

Reduced Emissions Fuel (REF) Overview

REF facility at St. Clair Power Plant

REF facility at Monroe Power Plant

Program Overview

Facilities blend proprietary additives with coal, resulting in reduced mercury and NOx emissions

Demonstrated emissions reductions in excess of 40% mercury and 20% NOx

Qualifies for federal income tax credit* of ~$6.33 per ton in 2011

Host utility retains environmental benefits

*Section 45 (adjusts each year with inflation)

Power & Industrial Projects REF Development Update

Utility Host

(# of units)

Detroit Edison (3)

In Service Date

Annual Tons

(millions)

Monetization Partnership Status

Midwest Utility (1)

Midwest Utility (1)

To Be Relocated (4)

2009 (2) 2 - 5 Executed one agreement

2011 (1) 7 - 9 Late-stage negotiations

Partner search in 2011 4 - 5 progress

Partner search in 2011 1 - 2 progress

2009 (3) Search to commence TBD

2011 (1) following relocation

Key Development Activities

Achieve facility in-service by 12/31/11 for new units

Complete test burns and commercial agreements with host utilities Attract tax credit monetization partners (price & structure)

Achieve targeted production volumes

Power & Industrial Projects REF Operating Earnings* Outlook

Potential for significant value and strong earnings for 10 years

(millions)

$100 $75 $50 $25 $0

2012E 2013E 2014E 2015E 2016E

Upside results from additional tons produced

Based on current agreements and late-stage negotiations, production ramps up to ~35 million tons Downside reflects operational issues and/or fewer facilities in service

* Reconciliation to GAAP reported earnings included in the appendix

Energy Trading Overview

Operating Earnings*

(millions)

$30 - $50

$44 $35 - $45

2007 – 2010 2011E 2012E Average

Solid earnings and cash contributor; helps offset equity needs

2011 earnings returning to historical levels

Provides significant strategic value

• Market intelligence

• Execution capability for other segments to support hedging and risk management

* Reconciliation to GAAP reported earnings included in the appendix

Unconventional Gas Monetization Update

Divestitures to be timed with oil play maturation

Targeting small monetization in 2011

Planning full monetization in 2012/2013

Overview

Utility Growth

Non - Utility Growth

Financial Outlook

Track Record of Strong Earnings Growth

Operating Earnings Per Share*

$2.89

$3.30

$3.60

$3.60**

$3.75**

~7% CAGR at Midpoint

2008A 2009A 2010A 2011 2012 Current Early Guidance Outlook

2011 remains on track

Outlook for 2012 is for 5.6% growth over 2011 original guidance

Confident in 5% - 6% long-term EPS growth

* Reconciliation to GAAP reported earnings included in the appendix

** Midpoint of range

2011 Operating Earnings* Guidance

YTD

(millions, except EPS) 9/30/11 Prior Revised

Actual Guidance Guidance

Detroit Edison $354 $435 - $445 $430 - $440

MichCon 69 110 - 115 110 - 115

Gas Storage & Pipelines 42 53 53

Unconventional Gas (5) 0 (3)

Production

Power & Industrial 27 30 - 40 30 - 40

Projects

Energy Trading 36 10 - 40 35 - 45

Corporate & Other (41) (62) (62)

DTE Energy $482 $576 - $631 $593 - $628

Operating EPS $2.83 $3.40 - $3.70 $3.50 - $3.70

Avg. Shares Outstanding 170 170 170

Drivers

Recently raised lower end of guidance range; increasing midpoint to $3.60

Lower authorized ROE at Detroit Edison

Strong YTD economic performance at Energy Trading

* Reconciliation to GAAP reported earnings included in the appendix

2012 Operating Earnings* Early Outlook

2011 Revised 2012 Early

(millions, except EPS) Guidance Outlook

Detroit Edison $430 - $440 $438 - $448

MichCon 110 - 115 115 - 120

Gas Storage & Pipelines 53 55

Unconventional Gas

(3) 0 Production Power & Industrial

30 - 40 45 - 55 Projects

Energy Trading 35 - 45 30 - 50

Corporate & Other (62) (62)

DTE Energy $593 - $628 $621 - $666

Operating EPS $3.50 - $3.70 $3.60 - $3.90

Avg. Shares Outstanding 170 171

2012 Drivers

Resolution of rate case, environmental and renewable projects placed into service, continued cost control

Continued cost control

Modest incremental earnings from existing projects; more significant growth begins in 2013 from new projects

Higher oil production in 2012, additional monetizations

Incremental earnings from new REF and renewable energy projects

Expect performance to be at historical levels

* Reconciliation to GAAP reported earnings included in the appendix

2012 – 2014 Cash Flow Summary*

($billions)

Sources

Cash From Operations $5.1

Equity / Asset Sales 1.2

Debt 1.0

Total Sources $7.3

Uses

Capital Spending $5.9

Dividends 1.4

Total Uses $7.3

Cash from operations, equity issuances and monetizations support utility capital spend and a strong balance sheet

– Over $5 billion in cash from operations

– Equity issuances to average ~$300 million per year; focus on internal mechanisms

– Planning full Barnett monetization in 2012/2013

5% - 6% EPS growth target includes impact of new equity

*Excludes securitization

Strong Balance Sheet Supports Growth

Leverage*

Target 50% - 52%

53%

51% 51%

2009 2010 2011E

Funds from Operations / Debt*

Target 22% - 24%

28%

22% 23%

2009 2010 2011E

A strong balance sheet continues to be a key priority

Leverage and cash flow metrics within targeted ranges, without new equity in 2011

Issued over $1 billion of new or refinanced debt this year, generating annual interest savings of nearly $25 million

Closed on $1.8 billion 5-year credit facilities in

October 2011

– $1.6 billion of available liquidity at end of

3Q 2011

*Debt excludes securitization, a portion of MichCon’s short-term debt, and considers 50% of the trust preferreds as equity

Summary

On track to achieve solid 2011 financial results

2012 outlook supports 5.6% growth over 2011 original guidance

Constructive regulatory structure and focus on operational excellence and customer satisfaction enable meaningful growth at utilities

Continue to see attractive/premium return on non-utility investments

Long-term plan supports 5% - 6% operating EPS growth

Contact Us

DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Michigan Public Service Commission (MPSC)

The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.

Commissioners are appointed to serve staggered six-year terms.

No more than two Commissioners may represent the same political party.

One commissioner is designated as chairman by the Governor.

John Quackenbush

Chairman

Appointed: 9/15/11

Term Ends: 7/2/17 (Republican)

Orjiakor Isiogu

Commissioner

Appointed: 9/9/07

Term Ends: 7/2/13 (Democrat)

Greg White

Commissioner

Appointed: 12/4/09

Term Ends: 7/2/15 (Independent)

Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010

2011 Capital Expenditures & Cash Flow Guidance

Cash Flow Summary*

(billions)

2011

Guidance

Cash From Operations $1.9

Capital Spending (1.7)

Free Cash Flow $0.2

Asset Sales $0.1

Dividends (0.4)

Net Cash ($0.1)

Debt $0.1

Capital Expenditures

(millions)

2011

Guidance

Detroit Edison

Operational $720

Environmental 230

Renewables / EE 350

$1,300

MichCon

Operational $155

Expansion 25

$180

Non-Utility / Corporate & $250

Other

Total $1,730

* Includes securitization

Gas Storage & Pipeline: Overview

Storage Assets

Pipeline Interests

Vector Pipeline – 40%

Fully contracted (6 year avg. term)

348 miles of pipe; 120,000 H.P. of compression at five stations

Millennium Pipeline – 26.25%

100% contracted (> 10 year avg. term) 222 miles of pipe; 15,000 H.P. of compression

DTE Gas Storage

Fully contracted (6 year avg. term)

90 Bcf of storage capacity in Michigan

26,200 H.P. of compression

Michigan Gathering Assets

Comprised of MichCon Lateral and

MichCon Gathering Companies

Two systems: One designed to handle liquid rich gas and the other for dry production gas

Barnett Shale Operating Metrics

Reserves (Bcfe)

555 489

201 Proven 234

354

255 Probable

(Unaudited)

YE2009 YE2010

Acreage Position (000’s Acres)

86 70 17 16

69 54

YE2010 3Q 2011

Net Developed Acres Net Undeveloped Acres

Gross Producing Wells

194 209

YE2010 3Q 2011

Net Production (Bcfe)

5.5 4.8

YE2010 YE 2011 Est.

2011 YTD Results

15 new wells on-line, 4 in progress Production of 3.8 Bcfe 56% increase in oil sales volume year-over-year Capital expenditures $23 million Acquired 16k acres, net

2011 Goals

Continue to prudently manage and develop Barnett assets

Invest $25 - $30 million

Drill 20 - 25 wells

Produce 5.5 Bcfe net, increase oil production

Develop oil reserves

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)

$36

$10

$46

YTD 2011 Operating Earnings*

Accounting

Adjustments**

YTD 2011 Economic Net Income

Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

$0

$23

$23

YTD 2010 Operating Earnings*

Accounting

Adjustments**

YTD 2010 Economic Net Income

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Energy Trading Operating Earnings*

($ millions, after-tax)

YTD 2011 YTD 2010

Realized $51 $30

Unrealized 24 11

O&M / Other (39) (41)

$36 $0

Reconciliation of YTD September 30, 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

YTD 2011		Net Income (millions)						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$561	$345	$69	$42	($5)	$27	$36	$47
Michigan Corporate Income Tax Adjustment	(88)	-	-	-	-	-	-	(88)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Operating Earnings	$482	$354	$69	$42	($5)	$27	$36	($41)

YTD 2011		EPS						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.30	$2.03	$0.41	$0.25	($0.03)	$0.16	$0.21	$0.27
Michigan Corporate Income Tax Adjustment	(0.52)	-	-	-	-	-	-	(0.52)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Operating Earnings	$2.83	$2.08	$0.41	$0.25	($0.03)	$0.16	$0.21	($0.25)

41

Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010	Net Income ($millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010	$EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

42

Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2009 — Net Income ($ millions)

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$532	$376	$80	$49	($9)	$31	$75	($70)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(13)	-	(13)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	13	-	13	-	-	-	-	-
Chrysler Bad Debt	5	4	-	-	-	1	-	-
General Motors Bad Debt	3	-	-	-	-	3	-	-
Antrim Hedge	3	-	-	-	-	-	-	3
Operating Earnings	$543	$380	$80	$49	($9)	$35	$75	($67)

FY 2009 — $EPS

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.24	$2.28	$0.49	$0.30	($0.05)	$0.19	$0.46	($0.43)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(0.08)	-	(0.08)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	0.08	-	0.08	-	-	-	-	-
Chrysler Bad Debt	0.03	0.02	-	-	-	0.01	-	-
General Motors Bad Debt	0.02	-	-	-	-	0.02	-	-
Antrim Hedge	0.01	-	-	-	-	-	-	0.01
Operating Earnings	$3.30	$2.30	$0.49	$0.30	($0.05)	$0.22	$0.46	($0.42)

43

Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2008 — **Net Income ($ millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$546	$331	$85	$38	$84	$40	$42	($94)	$20
Performance Excellence Process	6	-	4	-	-	1	1	-	-
Core Barnett Sale	(81)	-	-	-	(81)	-	-	-	-
Antrim hedge	13	-	-	-	-	-	-	13	-
Barnett Lease impairment	5	-	-	-	5	-	-	-	-
Crete Sale - Tax True up	2	-	-	-	-	-	-	2	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Operating Earnings	$471	$331	$89	$38	$8	$41	$43	($79)	$0

FY 2008 — **$EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$3.34	$2.03	$0.52	$0.23	$0.52	$0.25	$0.26	($0.59)	$0.12
Performance Excellence Process	0.05	-	0.03	-	-	0.01	0.01	-	-
Core Barnett Sale	(0.50)	-	-	-	(0.50)	-	-	-	-
Antrim hedge	0.08	-	-	-	-	-	-	0.08	-
Barnett Lease impairment	0.03	-	-	-	0.03	-	-	-	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	-	0.01	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Operating Earnings	$2.89	$2.03	$0.55	$0.23	$0.05	$0.26	$0.27	($0.50)	$0.00

44

Reconciliation of 2007 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2007	Net Income ($ millions)								
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Power & Indust. Projects	Uncov. Gas Prod.	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$971	$317	$70	$34	$49	($217)	$32	$481	$205
Performance Excellence Process (CTA)	7	-	6	-	1	-	-	-	-
GCR Disallowance	6	-	6	-	-	-	-	-	-
Detroit Thermal	17	17	-	-	-	-	-	-	-
Regulatory Asset Surcharge	6	6	-	-	-	-	-	-	-
Antrim Sale	(334)	-	-	-	-	211	21	(566)	-
Lease Impairment	17	-	-	-	-	17	-	-	-
Synfuel Discontinued Operations	(205)	-	-	-	-	-	-	-	(205)
Crete Sale	(5)	-	-	-	(5)	-	-	-	-
Operating Earnings	$480	$340	$82	$34	$45	$11	$53	($85)	$0

FY 2007	$EPS								
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Power & Indust. Projects	Uncov. Gas Prod.	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$5.70	$1.86	$0.41	$0.20	$0.29	($1.27)	$0.19	$2.82	$1.20
Performance Excellence Process (CTA)	0.04	-	0.04	-	-	-	-	-	-
GCR Disallowance	0.03	-	0.03	-	-	-	-	-	-
Detroit Thermal	0.10	0.10	-	-	-	-	-	-	-
Regulatory Asset Surcharge	0.04	0.04	-	-	-	-	-	-	-
Antrim Sale	(1.96)	-	-	-	-	1.23	0.12	(3.31)	-
Lease Impairment	0.10	-	-	-	-	0.10	-	-	-
Synfuel Discontinued Operations	(1.20)	-	-	-	-	-	-	-	(1.20)
Crete Sale	(0.03)	-	-	-	(0.03)	-	-	-	-
Operating Earnings	$2.82	$2.00	$0.48	$0.20	$0.26	$0.06	$0.31	($0.49)	$0.00

45

Reconciliation of Other Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides guidance and early outlook for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.